Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 10: Income Taxes

At the end of each quarter we estimate the effective tax rate expected to be applied for the full year. The effective income tax rate is determined by the level and composition of pre-tax income or loss, which is subject to federal, foreign, state and local income taxes and reflects income tax expense or benefit resulting from our significant operations outside of the U.S.

Our total unrecognized tax benefits as of June 30, 2014 and December 31, 2013 were $379 million and $435 million, respectively. We had accrued balances of approximately $17 million and $45 million for the payment of interest and penalties as of June 30, 2014 and December 31, 2013, respectively. We recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense. The net decrease to unrecognized tax benefits of $56 million and accrued interest and penalties of $28 million relates to a reduction to uncertain tax positions for calendar years 2006 and 2007 that were effectively settled during the first six months of 2014 in connection with the receipt of a Revenue Agent Report from the Internal Revenue Service (“IRS”).

As a result of the expected resolution of examination issues with federal, state and foreign tax authorities, we believe it is reasonably possible that during the next 12 months the amount of unrecognized tax benefits will decrease up to $1 million. Included in the balance of unrecognized tax benefits as of June 30, 2014 and December 31, 2013 were $342 million and $340 million, respectively, associated with positions that, if favorably resolved, would provide a benefit to our effective tax rate.

We file income tax returns, including returns for our subsidiaries, with federal, state and foreign jurisdictions. We are under regular and recurring audit by the IRS on open tax positions. The timing of the resolution of tax audits is highly uncertain, as are the amounts, if any, that may ultimately be paid upon such resolution. Changes may result from the conclusion of ongoing audits, appeals or litigation in state, local, federal and foreign tax jurisdictions or from the resolution of various proceedings between the U.S. and foreign tax authorities. We are no longer subject to U.S. federal income tax examination for years through 2004. As of June 30, 2014, we remain subject to federal examinations from 2005-2012, state examinations from 1999-2012 and foreign examinations of our income tax returns for the years 1996 through 2013. State income tax returns are generally subject to examination for a period of three to five years after filing the respective return; however, the state effect of any federal tax return changes remains subject to examination by various states for a period generally of up to one year after formal notification to the states. The statute of limitations for the foreign jurisdictions generally ranges from three to ten years after filing the respective tax return.

Note 19: Income Taxes

Our tax provision (benefit) includes federal, state and foreign income taxes payable. The domestic and foreign components of income before income taxes were as follows:

	Year Ended December 31,
	2013	2012	2011
		(in millions)
U.S. income before tax	$502	$435	$48
Foreign income before tax	196	138	148

Income before income taxes	$698	$573	$196

The components of our provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2013	2012	2011
		(in millions)
Current:
Federal	$94	$71	$50
State	15	13	8
Foreign	64	57	70

Total current	173	141	128

Deferred:
Federal	160	63	(190)
State	4	2	(8)
Foreign	(99)	8	11

Total deferred	65	73	(187)

Total provision (benefit) for income taxes	$238	$214	$(59)

During 2013, based on our consideration of all available positive and negative evidence, we determined that it was more likely than not we would be able to realize the benefit of various foreign deferred tax assets and state net operating losses. Accordingly, as of December 31, 2013, we released valuation allowances of $109 million and $12 million, respectively, against our deferred tax assets related to our foreign deferred tax assets and state net operating losses.

During 2011, based on our consideration of all then-available positive and negative evidence, we believed that it was more likely than not we would be able to realize the benefit of our U.S. federal foreign tax credits. Accordingly, as of December 31, 2011, we released valuation allowances of $182 million against our deferred tax assets related to our U.S. foreign tax credits.

Reconciliations of our tax provision at the U.S. statutory rate to the provision (benefit) for income taxes were as follows:

	Year Ended December 31,
	2013	2012	2011
		(in millions)
Statutory U.S. federal income tax provision	$244	$201	$69
State income taxes, net of U.S. federal tax benefit	31	10	6
Foreign income tax expense	74	18	50
Foreign losses not subject to U.S. tax	(24)	(24)	(26)
Tax credits	(67)	(67)	(58)
Change in deferred tax asset valuation allowance	(121)	56	(160)
Change in basis difference in foreign subsidiaries	24	18	20
Provision for uncertain tax positions	(19)	(2)	35
Non-deductible equity based compensation	94	—	—
Other, net	2	4	5

Provision (benefit) for income taxes	$238	$214	$(59)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities plus carryforward items. The composition of net deferred tax balances were as follows:

	December 31,
	2013	2012
	(in millions)
Deferred income tax assets—current	$23	$76
Deferred income tax assets—non-current	193	104
Deferred income tax liabilities—current(1)	—	(1)
Deferred income tax liabilities—non-current	(5,053)	(4,948)

Net deferred taxes	$(4,837)	$(4,769)

(1)	Included in the accounts payable, accrued expenses and other in our consolidated balance sheet.

The tax effects of the temporary differences and carryforwards that give rise to our net deferred tax asset (liability) were as follows:

	December 31,
	2013	2012
	(in millions)
Deferred tax assets:
Foreign tax credits	$20	$227
Net operating loss carryforwards	573	570
Compensation	187	245
Deferred transaction costs	15	25
Investments	56	—
Other reserves	90	198
Capital lease obligations	133	188
Self-insurance reserves	51	44
System funds	42	23
Other tax credits	3	48
Other	105	72

Total gross deferred tax assets	1,275	1,640
Less: valuation allowance	(503)	(769)

Deferred tax assets	$772	$871

Deferred tax liabilities:
Property and equipment	$(2,075)	$(2,025)
Brands	(1,910)	(1,916)
Amortizable intangible	(616)	(659)
Unrealized foreign currency gains	(279)	(301)
Investments	—	(70)
Investment in foreign subsidiaries	(81)	(93)
Deferred income	(648)	(576)

Deferred tax liabilities	(5,609)	(5,640)

Net deferred taxes	$(4,837)	$(4,769)

As of December 31, 2013, we had state and foreign net operating loss carryforwards of $806 million and $2.0 billion, respectively, which resulted in deferred tax assets of $40 million for state jurisdictions and $533 million for foreign jurisdictions. Approximately $59 million of our deferred tax assets as of December 31, 2013 related to net operating loss carryforwards that will expire between 2014 and 2033 with $1 million of that amount expiring in 2014. Approximately $514 million of our deferred tax assets as of December 31, 2013 resulted from net operating loss carryforwards that are not subject to expiration. We believe that it is more likely than not that the benefit from certain state and foreign net operating loss carryforwards will not be realized. In recognition of this assessment, we provided a valuation allowance of $3 million and $440 million as of December 31, 2013 on the deferred tax assets relating to these state and foreign net operating loss carryforwards, respectively. Our valuation allowance decreased $266 million during the year ended December 31, 2013.

We classify reserves for tax uncertainties within current income taxes payable and other long-term liabilities in our consolidated balance sheets. Reconciliations of the beginning and ending amount of unrecognized tax benefits were as follows:

	Year Ended December 31,
	2013	2012	2011
		(in millions)
Balance at beginning of year	$469	$436	$405
Additions for tax positions related to the prior year	1	71	60
Additions for tax positions related to the current year	5	5	5
Reductions for tax positions for prior years	(2)	(23)	(6)
Settlements	(35)	(14)	(27)
Lapse of statute of limitations	(2)	(6)	(2)
Currency translation adjustment	(1)	—	1

Balance at end of year	$435	$469	$436

The changes to our unrecognized tax benefits during the years ended December 31, 2013 and 2012 were primarily the result of items identified, resolved, and settled as part of our ongoing U.S. federal audit. We recognize interest and penalties accrued related to uncertain tax positions in income tax expense. We accrued approximately $4 million, $8 million, and $6 million during the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, we had accrued approximately $45 million and $42 million, respectively, for the payment of interest and penalties. Included in the balance of uncertain tax positions as of December 31, 2013 and 2012 were $340 million and $374 million, respectively, associated with positions that if favorably resolved would provide a benefit to our effective tax rate. As a result of the expected resolution of examination issues with federal, state, and foreign tax authorities, we believe it is reasonably possible that during the next 12 months the amount of unrecognized tax benefits will decrease up to $15 million.

We file income tax returns, including returns for our subsidiaries, with federal, state and foreign jurisdictions. We are under regular and recurring audit by the Internal Revenue Service (“IRS”) on open tax positions. The timing of the resolution of tax audits is highly uncertain, as are the amounts, if any, that may ultimately be paid upon such resolution. Changes may result from the conclusion of ongoing audits, appeals or litigation in state, local, federal and foreign tax jurisdictions or from the resolution of various proceedings between the U.S. and foreign tax authorities. We are no longer subject to U.S. federal income tax examination for years through 2004. As of December 31, 2013, we remain subject to federal examinations from 2005-2012, state examinations from 1999-2012 and foreign examinations of our income tax returns for the years 1996 through 2012. During 2009, the IRS commenced its audit of our predecessor’s consolidated U.S. income tax returns for the 2006 through October 2007 tax years. In 2013, we received Notices of Proposed Adjustment from the IRS for such years primarily relating to assertions by the IRS that: (1) certain foreign currency-denominated, intercompany loans from our foreign subsidiaries to certain U.S. subsidiaries should be recharacterized as equity for U.S. federal income tax purposes and constitute deemed dividends from such foreign subsidiaries to our U.S. subsidiaries; (2) in calculating the amount of U.S. taxable income resulting from our Hilton HHonors guest loyalty program, we should not reduce gross income by the estimated costs of future redemptions, but rather such costs would be deductible at the time the points are redeemed; and (3) certain foreign-currency denominated loans issued by one of our Luxembourg subsidiaries whose functional currency is the U.S. dollar, should instead be treated as issued by one of our Belgian subsidiaries whose functional currency is the Euro, and thus foreign currency gains and losses with respect to such loans should have been measured in Euros, instead of U.S. dollars. In total, the proposed adjustments sought by the IRS would result in additional U.S. federal tax owed of approximately $696 million, excluding interest and penalties and potential state income taxes. The portion of this amount related to our Hilton HHonors guest loyalty program would result in a decrease to our future tax liability when the points are redeemed. We disagree with the IRS’s position on each of these assertions and intend to vigorously contest them. We plan to pursue all available administrative remedies, and if we are not able to resolve these matters administratively, we plan to pursue judicial remedies. Accordingly, as of December 31, 2013, no accrual has been made for these amounts.

State income tax returns are generally subject to examination for a period of three to five years after filing of the respective return; however, the state impact of any federal tax return changes remains subject to examination by various states for a period generally of up to one year after formal notification to the states. The statute of limitations for the foreign jurisdictions generally ranges from three to ten years after filing the respective tax return.

On September 13, 2013, Treasury and the IRS issued final regulations regarding the deduction and capitalization of expenditures related to tangible property. The final regulations under Internal Revenue Code Sections 162, 167 and 263(a) apply to amounts paid to acquire, produce or improve tangible property, as well as dispositions of such property, and are generally effective for tax years beginning on or after January 1, 2014. We have evaluated these regulations and determined they will not have a material effect on our consolidated results of operations, cash flows or financial position.